UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): March 15, 2005

                          General Binding Corporation
          __________________________________________________________
            (Exact name of registrant as specified in its charter)

            Delaware                  000-02604              36-0887470
_______________________________   ________________  ____________________________
(State or other jurisdiction of   (Commission File  (IRS Employer Identification
         incorporation)               Number)                   No.)

                   One GBC Plaza, Northbrook, Illinois 60062
            ______________________________________________________
              (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code: (847) 272-3700


                                Not Applicable.
       ________________________________________________________________
        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|X| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

         Merger Agreement

         On March 15, 2005, General Binding Corporation ("GBC") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Fortune Brands, Inc. ("Fortune"), ACCO World Corporation, a subsidiary of Fortune ("ACCO"), and Gemini Acquisition Sub, Inc., a wholly-owned subsidiary of ACCO ("Acquisition Sub").

         The Merger Agreement provides that Acquisition Sub will merge (the "Merger") with and into GBC, with GBC as the surviving corporation. As a result of the Merger, GBC will become a wholly-owned subsidiary of ACCO. The Merger will occur immediately after the pro rata distribution to Fortune stockholders of all of the shares of ACCO common stock owned by Fortune (the "Distribution"). At the effective time of the Merger, (i) each outstanding share of GBC common stock and GBC Class B common stock will be converted into the right to receive one share of ACCO common stock and (ii) each outstanding share of Acquisition Sub common stock will be converted into one share of GBC common stock. Following the Distribution and the Merger, shares of ACCO common stock will be listed on the New York Stock Exchange and former GBC stockholders will hold 34% of the fully diluted shares of ACCO common stock.

         The Merger Agreement provides that, following the Merger, David D. Campbell will be Chief Executive Officer of ACCO. The Merger Agreement also provides that, following the Merger, ACCO will have a nine-member board of directors, which will include six persons to be named by the board of directors of Fortune, including Mr. Campbell, and three persons to be named by the board of directors of GBC. Mr. Campbell will be the Chairman of the Board of ACCO, and Fortune and GBC will agree prior to the effective time of the Merger on the appointment of one of the remaining directors as an independent lead director.

         The parties have made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants to conduct the businesses of GBC and ACCO in the ordinary course between the execution of the Merger Agreement and the consummation of the Merger and not to engage in certain kinds of transactions during such period. GBC also makes customary covenants (i) to cause a stockholder meeting to be held to consider the approval and adoption of the Merger Agreement and the Merger, (ii) not to solicit alternative transactions and (iii) subject to certain exceptions, that its board of directors will recommend approval and adoption of the Merger Agreement and the Merger by GBC stockholders and that it will not enter into discussions concerning, or provide confidential information in connection with, alternative transactions.

         Consummation of the Merger is subject to customary conditions, including, among others, (i) approval of GBC stockholders, (ii) the absence of legal impediments prohibiting the consummation of the Merger, (iii) expiration or termination of the applicable Hart-Scott-Rodino Act waiting period and receipt of certain other regulatory approvals, (iv) the Distribution having occurred, (v) the approval for listing on the New York Stock Exchange of ACCO common stock to be issued in the Distribution and the Merger, (vi) ACCO entering into certain financing arrangements, (vii) subject to certain exceptions, the accuracy of representations and warranties and (viii) receipt of customary tax opinions.

         The Merger Agreement contains certain termination rights for both Fortune and GBC, and further provides that, upon termination of the Merger Agreement under specified circumstances, GBC may be required to pay Fortune a termination fee of $9,500,000 and to pay certain transaction expenses incurred by Fortune and ACCO.

         In connection with the execution of the Merger Agreement, Lane Industries, Inc., GBC's majority stockholder, has entered into a Voting Agreement with Fortune and ACCO, pursuant to which, among other things, Lane has agreed to vote all of its shares of GBC common stock and GBC Class B common stock in favor of the Merger Agreement, the Merger and any other transactions contemplated by the Merger Agreement.

         The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

         Employee Matters

         In connection with the execution of the Merger Agreement, GBC, Fortune and ACCO entered into an agreement that provides, among other things, that (i) bonuses to applicable GBC employees under GBC's 2005 short term incentive plan will be paid pro rata at target as soon as practicable following the consummation of the Merger and such short term incentive plan shall remain in effect for the remainder of 2005 following the consummation of the Merger, with the actual bonus determined under that plan being offset (but not below zero) by the pro rata target bonus already paid and (ii) upon consummation of the Merger, restricted stock units granted to GBC employees in 2004, including executive officers, that do not vest in full upon the consummation of the Merger will convert into restricted stock units with respect to shares of ACCO common stock with a vesting date of February 26, 2007 (with the recipient of such restricted stock units needing to be employed by GBC or an affiliate thereof on February 26, 2007 in order for such restricted stock units to vest).

         Amendments to Executive Severance/Change In Control Agreements

         Following the execution of the Merger Agreement, on March 17, 2005, GBC entered into agreements with Steve Rubin, John E. Turner and Govind K. Arora (each of whom is an executive officer of GBC) (each an "Amendment Agreement" and, collectively, the "Amendment Agreements") amending each such executive's rights and obligations under his respective Executive Severance/Change In Control Agreement with GBC (each a "CIC Agreement").

         The Amendment Agreements modify each respective CIC Agreement to provide that should the executive's employment with GBC be terminated in a Change of Control Termination (as defined in the CIC Agreement) or involuntarily terminated for any reason other than Cause (as defined in the CIC Agreement) or for certain other reasons, the executive will be deemed to have satisfied the age and service requirements for retiree medical benefits as in effect on February 10, 2005 and he and his eligible dependents may commence coverage for such retiree benefits at any time following the expiration of the active employee medical and dental continuation coverage period as described in his respective CIC Agreement to the same extent and on the same cost-sharing basis as do other GBC retirees with the same combined age and years of service as of the executive's date of termination.

         The foregoing description of the Amendment Agreements is qualified in its entirety by reference to the form of Amendment Agreement which is filed as
Exhibit 10.1 hereto and incorporated herein by reference.

         Related Party Agreement

         In connection with the execution of the Merger Agreement, GBC and Lane entered into a side letter (the "Side Letter") that makes effective, for the period between the signing of the Merger Agreement and the closing of the Merger (or termination of the Merger Agreement), certain provisions of the form of tax allocation agreement between GBC and Lane that is expected to be executed in connection with the closing of the Merger. These provisions govern the rights and obligations of GBC and Lane regarding any settlement of an ongoing dispute with the Internal Revenue Service related to the tax year 1999, and are to apply instead of the existing tax allocation agreement between GBC and Lane during the period between the signing of the Merger Agreement and the closing of the Merger (or termination of the Merger Agreement).

         The foregoing description of the Side Letter is qualified in its entirety by reference to the Side Letter which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

         Stock Option/Restricted Stock Unit Grants

         On February 23, 2005, the GBC Board of Directors determined the material terms of options to be granted to selected participants, including certain executive officers, under GBC's 2001 Stock Incentive Plan for Employees. The stock option grants were effective as of February 23, 2005 at a grant price of $12.77 (the fair market value of GBC's common stock on the grant date), and Stock Option Agreements were executed by grantees beginning March 16, 2005. The following grants of stock options were made to certain GBC executive officers:

               Name                      Number of Securities Underlying Options
               ----                      ---------------------------------------
               Dennis J. Martin          100,000
               Don Civgin                50,000
               John E. Turner            40,000
               Govind K. Arora           40,000

         Twenty-five percent (25%) of each option first becomes exercisable one year after the respective grant date and an additional 25% vests on each successive anniversary of the grant date. Generally, options vest 100% upon a change-in-control, however the transactions contemplated by the Merger Agreement are not deemed to be a change-in-control for purposes of the Stock Option Agreements.

         The Stock Option Agreements generally provide that if an employee is terminated at the time of or after the Merger in a manner that would cause the employee to be entitled to receive severance pursuant to any written plan of GBC or written agreement between GBC and the employee, in lieu of any full vesting to which the employee may be entitled under such plan or agreement, the options would continue to vest during the period over which severance is paid and/or calculated. Mr. Martin's Stock Option Agreement does not include this provision and, among other things, instead provides that if Mr. Martin's employment is terminated due to a Change In Control Termination (as defined in Mr. Martin's employment agreement with GBC), the options granted to Mr. Martin will become vested and exercisable in full.

         In addition, on February 23, 2005, GBC granted Thomas Stenebring, an executive officer of GBC, 25,600 restricted stock units pursuant to the terms of GBC's 2001 Stock Incentive Plan for Employees. Such restricted stock units will vest and convert into shares of GBC common stock on a one-for-one basis on February 23, 2008 provided that Mr. Stenebring remains an employee of GBC on such date. Generally, such restricted stock units will vest upon a change-in-control, however the transactions contemplated by the Merger Agreement are not deemed to be a change-in-control for purposes of this restricted stock unit grant. The restricted stock unit grant generally provides that if Mr. Stenebring is terminated at the time of or after the Merger in a manner that would cause Mr. Stenebring to be entitled to receive severance pursuant to any written plan of GBC or written agreement between GBC and Mr. Stenebring, in lieu of any full vesting to which Mr. Stenebring may be entitled under such plan or agreement, the restricted stock units would continue to vest during the period over which severance is paid and/or calculated.

         The foregoing description of the Stock Option Agreements and the restricted stock unit grant is qualified in its entirety by reference to (i) the Form of Stock Option Agreement which is filed as Exhibit 10.3 hereto and incorporated herein by reference, (ii) the Stock Option Agreement, dated March 16, 2005, between Dennis J. Martin and GBC which is filed as Exhibit 10.4 hereto and incorporated herein by reference and (iii) the Form of 2005 Restricted Stock Unit Grant Notice which is filed as Exhibit 10.5 hereto and incorporated herein by reference.

                                     # # #

         This material is not a substitute for the registration statement ACCO and GBC will file with the Securities and Exchange Commission in connection with the transaction, or the proxy statement/prospectus-information statement to be mailed to stockholders. Investors are urged to read the proxy statement/prospectus-information statement which will contain important information, including detailed risk factors, when it becomes available. The proxy statement/prospectus-information statement and other documents which will be filed by Fortune Brands, ACCO and GBC with the Securities and Exchange Commission will be available free of charge at the SEC's website, www.sec.gov, or by directing a request when such a filing is made to ACCO World Corporation, 300 Tower Parkway, Lincolnshire, IL, 60069, Attention: Investor Relations; or by directing a request when such a filing is made to General Binding Corporation, One GBC Plaza, Northbrook, IL, 60062, Attention: Investor Relations.

         GBC, its directors, and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the participants in the solicitation will be set forth in the proxy statement/prospectus-information statement when it becomes available.


Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

2.1 Agreement and Plan of Merger, dated as of March 15, 2005, by and among Fortune, ACCO, Acquisition Sub and GBC (excluding exhibits).

10.1     Form of Amendment to the Executive Severance/Change In Control
         Agreement.

10.2     Side Letter, dated March 15, 2005, between Lane and GBC.

10.3     Form of Stock Option Agreement.

10.4 Stock Option Agreement, dated March 16, 2005, between Dennis J. Martin and GBC.

10.5     Form of 2005 Restricted Stock Unit Grant Notice.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             GENERAL BINDING CORPORATION


March 21, 2005                               By:  /s/ Steven Rubin
                                                 -------------------------------
                                                  Steven Rubin
                                                  Vice President, Secretary and
                                                  General Counsel

                                 EXHIBIT INDEX

Exhibit
Number            Description
-------           -----------

2.1 Agreement and Plan of Merger, dated as of March 15, 2005, by and among Fortune, ACCO, Acquisition Sub and GBC (excluding exhibits).

10.1     Form of Amendment to the Executive Severance/Change In Control
         Agreement.

10.2     Side Letter, dated March 15, 2005, between Lane and GBC.

10.3     Form of Stock Option Agreement.

10.4 Stock Option Agreement, dated March 16, 2005, between Dennis J. Martin and GBC.

10.5     Form of 2005 Restricted Stock Unit Grant Notice.